EXHIBIT 10.2

                                    AGREEMENT


     AGREEMENT (this "Agreement"), dated as of July 28, 1998, between Cendant Corporation, a Delaware corporation (the "Company"), and Walter A. Forbes (the "Executive").

                               W I T N E S S E T H

     WHEREAS, the Company and the Executive are parties to a Restated Employment Agreement, dated as of May 27, 1997 (the "Employment Agreement);

     WHEREAS, the Audit Committee of the Company's Board of Directors has reported to the Board of Directors on an interim basis with respect to its investigation of the accounting issues at CUC International, Inc. businesses as disclosed by the Company in a press release dated July 14, 1998 (the "Accounting Issues");

     WHEREAS, the members of the Board of Directors of the Company are divided with respect to the governance of the Company;

     WHEREAS, the Executive and the Company have agreed as provided herein for the termination of the Executive's employment and other positions with the Company; and

     WHEREAS, the Company and the Executive desire to confirm the rights and obligations of Executive under the Employment Agreement as a result of the termination of the Executive's employment with the Company.

     NOW,   THEREFORE,   in   consideration   of  the  mutual   agreements   and
understandings set forth herein, the parties hereto hereby agree as follows:

     Section 1. Termination of Employment; Benefits.

     (a) Resignation. Effective at the Effective Time (as defined below), the Executive hereby terminates his Period of Employment (as defined in the Employ ment Agreement) with the Company and resigns as Chairman of the Board of Directors, Chairman of the Executive Committee of the Board of Directors and as a director of the Company.

     (b) Benefits. The Company and the Executive agree that the termina tion of the Executive's Period of Employment pursuant to Section 1(a) of this Agreement shall be deemed a "Without Cause Termination" under the terms of the Employment Agreement and accordingly, the Executive shall be entitled to receive the following payments and benefits in accordance with Sections VIII B, C and D of the Employment Agreement: (i)$35,000,000 in cash in full satisfaction of the Company's obligations under Sections VIII B(x) and VIII C(x) of the Employment Agreement; (ii) fully vested options to purchase 1,266,500 shares of common stock of the Company at an exercise price of $17.00 per share, subject to the same terms and conditions (other than vesting) as the Initial Options (as defined in the Employment Agreement), pursuant to a grant substantially in the form attached hereto as Annex A, in full satisfaction of the Com pany's obligations under Section VIII B (y) of the Employment Agreement; (iii)
$753,205.13  in cash in full  satisfaction  of the Company's  obligations  under
Section VIII C (y)(a) of the Employment Agreement; and (iv) until the fifth anniversary of the Effective Time, the continuation of the welfare benefits otherwise provided to the Executive under Section IV D of the Employment Agreement and, to the extent applicable, the Executive's spouse. In addition, as a result of such termination: (i) all stock options granted to the Executive prior to the Effective Time shall become fully vested at the Effective Time and shall remain exercisable for the remainder of their terms without regard to the termination of the Executive's Period of Employment; (ii) any restrictions on shares of restricted Company common stock issued to the Executive prior to the Effective Time shall lapse at the Effective Time; and (iii) the Company shall contribute $2,149,172.00 in cash to the escrow agent to be held pursuant to the escrow agreement, substantially in the form attached hereto as Annex B, with all interest and/or dividends thereon to be paid periodically to the Company, such contribution to be in full satisfaction of the Company's obligations under
Section VIII C(y)(d) of the Employment Agreement. The cash payments to the Executive, the cash contribution to the Escrow Agent and the grant of stock options to the Executive pursuant to this Section 1(b) shall be made by the Company (in the case of cash, by wire transfer of immediately available funds to one or more accounts designated by the Executive or the Escrow Agent, as the case may be) on or before the Effective Time. In accordance with Section XIV of the Employment Agreement and as detailed in Schedule A attached hereto, all payments made by the Company to the Executive pursuant to this Section 1(b) shall be reduced by all federal, state, city or other taxes that are required to be withheld pursuant to any law or governmental regulation.

     (c) Continuing Rights and Obligations under Employment Agreement.
     The parties hereto agree that the rights and obligations under the Employment Agreement which continue by their terms after termination of the Period of Employment shall be unaffected by the execution of this Agreement, including without limitation the indemnification provisions of Section XI thereof, except to the extent the parties' respective rights and obligations under Article VIII of the Employment Agreement are provided for in Section 1(b) hereof. The Executive agrees that within thirty (30) days after the Effective Time he shall vacate his offices at the Company and at any of its subsidiaries and return to the Company all property of the Company and any of its subsidiaries, including without limitation, files, records, access cards, computer cards, computer equipment and software, facsimile machines, automobiles. The Executive agrees that promptly following the Effective Time he shall return to the Company all cellular telephones, credit cards and debit cards.

     (d) Representations and Warranties of the Executive. The Executive hereby represents and warrants to the Company that he did not have knowledge of or participate in the Accounting Issues and no event, circumstance or other reason exists that would entitle the Company to terminate his Period of Employment under the Employ ment Agreement through a "Termination for Cause" (as defined in the Employment Agreement).

     Section 2. Additional Agreements. The Company covenants that it will not bring or assert against the Executive any claim or cause of action, whether in law or equity, based upon any of the Accounting Issues and hereby releases the Executive from any and all claims, causes of action, debts, contracts, promises and demands, whether in law or equity, based upon the Accounting Issues, except as expressly set forth in this Agreement; provided however, that this Section 2 shall in all respects be null, void and of no effect if the Executive is convicted of or pleads guilty to any crime based upon any of the Accounting Issues. In the event that the Executive has received any direct benefit or consideration relating to any of the Accounting Issues (it being understood that, for purposes of this Agreement, receipt by the Executive of his compensation and other benefits pursuant to the terms of his employment by the Company or trading in the Company's securities shall not be considered such benefit or consideration), the Com pany's remedy in any proceeding against the Executive with respect to such benefits or consideration shall be limited to the recovery of any such benefit or consideration. The covenant and release in this paragraph shall in no way eliminate, limit or waive the Company's right to bring or assert against any other person a claim or cause of action, whether in law or equity, based upon any of the Accounting Issues. The Executive agrees that for a period of ten (10) years from the date hereof, he will not interpose as a defense or otherwise assert any legal doctrine or theory based upon the passage of time, including without limitation the statute of limitations and laches, in or in connection with any action, proceeding, claim, or cause of action brought against him by the Company based upon any of the Accounting Issues to the extent consistent with the terms of this Agree ment.

     The Executive hereby releases the Company from any and all claims, causes of action, debts, contracts, promises and demands, whether in law or equity, which the Executive ever had or now has, except as expressly set forth in this Agreement and except with respect to any rights to indemnification whether under law or pursuant to the Employment Agreement, the Company's Amended and Restated
By-Laws or the  Company's  Certificate  of  Incorporation.  The releases in this
Section 2 shall in no way eliminate, limit or waive (i) the Executive's right to bring or assert against any officer, director, employee or agent of the Company any action, proceeding, claim or cause of action or (ii) the right of any officer, director, employee or agent of the Company to bring or assert against the Executive any action, proceeding, claim or cause of action.

     Section 3. Effective Time of this Agreement. This Agreement shall be deemed effective immediately upon the satisfaction or occurrence of all of the following events (such time herein referred to as the "Effective Time"): (i) the approval and adoption of this Agreement by the Board of Directors of the Company; (ii) the effective ness of the irrevocable resignations of all of the persons listed on Schedule B hereto as members of the Company's Board of Directors in the form attached hereto as Annex C; (iii) the receipt by the Company of the irrevocable resignation of Frederick D. Green as a member of the Company's Board of Directors in the form attached hereto as Annex D; (iv) the receipt by the Executive of the cash payments to the Executive, the cash contribu tion to the Escrow Agent and the granting of stock options to the Executive pursuant to Section 1(b) hereof; and (v) the approval and adoption by the Company's Board of Directors of the Amended and Restated By-Laws of the Company in the form set forth in Annex E hereto by the affirmative vote of at least 24 directors. In the event that the Effective Time shall not have occurred by July 30, 1998, this Agreement shall terminate and become void and have no effect, and neither party hereto shall have any liability or obligation hereunder.

     Section 4. Public Announcement. The parties agree that the initial press release to be issued with respect to the matters contemplated by this Agreement shall be in the form as agreed to by the parties and shall not be issued until the Effective Time. In the event that either party or any of its representatives makes any public statements concerning this Agreement or otherwise publicly discloses the existence of this Agreement or the fact that there were or are discussions between the parties regarding the matters set forth herein in violation of the preceding sentence, the preceding sentence shall be null and void and without further effect.

     Section 5. Miscellaneous.

     (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the choice of law principles thereof). The parties agree that, if
Section 2 hereof becomes null and void and of no effect, any claim or cause of action arising from or based upon this Agreement shall be brought before the Court of Chancery of the State of

     Delaware in and for New Castle County (the "Court"), and each of the parties hereby consents to the Court's exercise of personal jurisdiction over it and to venue before the Court for purposes of any such claim or cause of action. In circumstances in which the immediately preceding sentence shall not be operative, the parties agree that the arbitra tion provisions of Section XIX of the Employment Agreement shall apply to any claim or cause of action arising from or based upon this Agreement.

     (b) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (c)   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (d) Entire Agreement. This Agreement constitutes the entire agree ment, and supersedes all prior agreements and understandings (other than the Employ ment Agreement), both written and oral, between the parties with respect to the subject matter of this Agreement.

     (e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

     (f) Subrogation. Notwithstanding anything contained in this Agree ment to the contrary, nothing in this Agreement is intended to or shall impair, affect or limit the rights of any insurance carrier to subrogation or recovery.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                            CENDANT CORPORATION


                                            By: /s/ Henry R. Silverman
                                                 Name: Henry R. Silverman



                                            By: /s/ Walter A. Forbes
                                                Name: Walter A. Forbes

                                                                      SCHEDULE A


Taxes to be withheld on payments under Sections 1(b)(i) and 1(b)(iii) of this Agreement:

Total Payment Due Executive:                $35,753,205.13

Less:
         Federal Taxes (28%)                $10,010,897.44
         State Taxes (4%)                     1,430,128.20
         Medicare (1.45%)                       518,421.47
                                            --------------
                     Total Withholdings     $11,959,447.11

Total Net Payment to Executive              $23,793,758.02

                                                                      SCHEDULE B



                                 Bartlett Burnap
                               T. Barnes Donnelly
                                Walter A. Forbes
                               Stephen A. Greyser
                                Burton C. Perfit
                               Anthony G. Petrello
                            Stanley M. Rumbough, Jr.
                                  Kirk Shelton
                                Robert T. Tucker

                                                                         ANNEX A


July 28, 1998


Walter A. Forbes:

     In accordance with Section 1(b)(ii) of the Agreement, dated as of July 28, 1998, between Cendant Corporation (the "Corporation") and you (the "Separation Agreement"), the Board of Directors (the "Board") of the Corporation has authorized the grant to you of a non-qualified option to purchase 1,266,500 shares of common stock, $.01 par value, of the Corporation (the "Common Stock") at a price of $17.00 per share (the "Exercise Price"), which the Board of Directors has determined to be the closing price of a share of Common Stock on the New York Stock Exchange on the date of the Separation Agree ment.

Your option has the following terms:

(a)  This option is irrevocable and may be exercised by you as follows:

     You may purchase the 1,266,500 shares of Common Stock for which options are herein granted at any time following the filing by the Corporation of a Registra tion Statement on Form S-8 (the "Form S-8") covering the shares of Common Stock underlying the option granted herein.

(b) If required by the Corporation and applicable laws, rules and regulations, prior to the delivery to you of a certificate or certificates representing the shares of Common Stock purchased by you upon the exercise of this option, you shall have deposited with the Corporation a non-disposition letter (restricting disposition by you of the shares of Common Stock) in form reasonably satisfactory to counsel for the Corporation.

(c) In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin- off, or other distribution of stock or property of the Corporation, any reorganiza tion (whether or not such reorganization comes within the definition of such term in Section 368 of the Internal Revenue Code of 1986, as amended (the "Code")) or any partial or complete liquidation of the Corporation, the Board may make such substitution or adjustments in the number, kind and option price of shares subject to this option as it determines is appropriate to preserve the benefits of this option.

(d) This option shall become exercisable as provided in paragraph (a) above and shall thereafter continue to be exercisable for a period of ten (10) years from the date hereof (the "Term"), and shall terminate at the end of such period; provided, however, that if you die within such period, this option shall continue to be exercisable by your estate or legal representative for a period of twelve (12) months from the date of your death or until the expiration of the Term, whichever period is the shorter, and shall terminate at the end of such period; provided, further, however, that your estate or legal representative may not exercise this option pursuant to the foregoing proviso until the Form S-8 has been filed.

(e) You may pay for shares purchased pursuant hereto (together with any withholding taxes due with respect thereto) in cash, by check or with previously acquired shares of Common Stock having an aggregate fair market value equal to the aggregate exercise price of the options being exercised at the time of exercise or with any other legal consideration that may be acceptable to the Board in its sole discretion at the time of exercise. The delivery to you of shares of Common Stock upon exercise of this option shall be conditional upon your payment of, or your arrangement which is acceptable to the Corporation to pay, all required withhold ing taxes in connection with such exercise.

(f) This option shall not be transferable except: by will or the laws of descent and distribution; pursuant to a domestic relations order, as defined in the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the regulations thereunder; or as a gift to your family members, trusts for the benefit of your family members or charities or other not-for-profit organizations. If you wish to transfer your option, contact the Corporation first for more information.

(g) Even though your option is not granted under the Corporation's 1997 Stock Incentive Plan (the "Plan"), in the event of any ambiguity in this Agreement, any term not defined in this Agreement, or any matters as to which this Agreement is silent, this Agreement shall be deemed to adopt the relevant terms of the Plan.

     The Corporation agrees to use its best efforts to file the Form S-8 with the Securities and Exchange Commission as promptly as practicable following the filing by the Corporation of amended financial statements correcting the Accounting Issues (as defined in the Separation Agreement). The Form S-8 shall be kept effective (and the current status of the prospectus required thereby shall be maintained) for as long as the option granted herein remain outstanding.

     When you wish to exercise your stock option in whole or in part, please refer to the provisions of this letter and correspond in writing with the Secretary of the Corporation. This is not an incentive stock option under
Section 422 of the Code.

Very truly yours,

[Name]
[Title]

                                                                   ANNEX B


                                ESCROW AGREEMENT


     ESCROW AGREEMENT, dated as of July __, 1998, between Cendant Corporation, a Delaware corporation ("Cendant"), ChaseMellon Shareholder Services, L.L.C., a Delaware limited liability company (the "Escrow Agent"), and Walter A. Forbes (the "Executive").


                               W I T N E S S E T H

     WHEREAS, the Executive owns six life insurance policies (the "Poli cies"), issued by Security Mutual Life Insurance Company of New York, Guardian Life Insurance Company of America and Canada Life, with respect to which Cendant has advanced the premiums paid to date and a list of which is attached hereto as
Exhibit I; and

     WHEREAS, pursuant to the provisions of Section IV. F. of the amended and restated employment agreement, dated as of May 27, 1997, between Cendant (formerly known as CUC International, Inc.) and the Executive (the "Employment Agreement"), Cendant has agreed to advance premiums in the annual amount of approxi mately $540,000 or such other annual amount as may be agreed to in writing between Cendant and the Executive on the Policies through the calendar year in which the Executive attains age 61, provided that the Executive does not violate the Covenant Not to Compete set forth in Exhibit A to the Employment Agreement (the "Covenant Not to Compete"), a copy of which is attached hereto as
Exhibit II; and

     WHEREAS, pursuant to the terms of the Agreement, dated as of July 28, 1998, between the Executive and Cendant (the "Separation Agreement"), the Executive is terminating his employment and directorship with Cendant;

     WHEREAS, pursuant to the provisions of Section VIII.C(y)(d) of the Employment Agreement, on or prior to the Effective Time (as defined in the Separation Agreement), Cendant is required to contribute to an escrow agent a lump sum of $2,149,172 (as it may be expended from time to time pursuant to the terms of this Agreement, the "Escrow Fund"), representing all of the required premiums on the Policies that would hereafter be payable under Section IV.F(ii) of the Employment Agreement if the Executive's employment with Cendant continued through the calendar year in which the Executive attains age 61 (the "Premium Period"); and

     WHEREAS, Cendant and the Executive desire to have the Escrow Agent hold the Escrow Fund, and the Escrow Agent is willing to do so, all upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     FIRST: Concurrently with the execution and delivery of this Escrow Agreement, Cendant shall deposit the Escrow Fund with the Escrow Agent, and the Escrow Agent shall hold the Escrow Fund in escrow pursuant to the terms of this Agreement.

     SECOND: A. The Escrow Agent is authorized and directed to pay out of the Escrow Fund all premiums on the Policies as they are due in accordance with the terms of the Policies as in effect on the date hereof.

     B. The Escrow Agent shall invest the Escrow Fund in short-term government securities, government repurchase agreements, commercial paper rated the highest grade by Moody's Investors Service, Inc. and Standard & Poor's Corporation with a maturity of not more than one year, money market funds invested in the foregoing, short-term certificates of deposit issued by commercial banks having a combined capital surplus and undivided profits of not less than $100 million or other similar short-term highly liquid investments of equal or greater security as the foregoing. Any interest and dividends earned on the Escrow Fund shall be distributed to Cendant by the Escrow Agent when earned.

     THIRD: A. This Agreement and Cendant's obligation to pay premiums with respect to the Policies for the Premium Period shall terminate, and concurrently therewith the Escrow Agent shall distribute to Cendant any remaining balance of the Escrow Fund and all undistributed interest and dividends earned thereon, upon the earlier of (i) a violation by the Executive of the Covenant Not to Compete prior to the date on which he attains age 60, (ii) the death of the Executive prior to the date on which he attains age 60 or (iii) January 1, 2004.

     B. The Escrow Agent shall be entitled conclusively to rely on a written statement of the Executive that the Executive has attained the age of 60, with a copy of the Executive's birth certificate, notwithstanding the fact that it shall receive written notice from Cendant to the contrary or that it shall know or have reasonable grounds to know to the contrary.

     C. The Escrow Agent shall be entitled conclusively to rely on a written certification of Cendant that the Executive has died.

     D. In the event that the Escrow Agent shall receive written notice from Cendant to the effect that Cendant is entitled to distribution of the Escrow Fund held by the Escrow Agent hereunder as a result of the application of the provisions of part A(i) of this Article THIRD, the Escrow Agent shall give written notice thereof to the Executive. Unless the Escrow Agent shall receive written notice from the Executive within twenty business days after the delivery of such notice by the Escrow Agent to the Executive that he intends to exercise his rights to arbitration as set forth in the Employment Agreement in order to contest Cendant's determination that the Executive has breached the Covenant Not to Compete, the Escrow Agent shall be conclusively entitled to rely upon such initial notice from Cendant of Cendant's right to the distribution of the Escrow Fund. If the Escrow Agent shall timely receive such written notice of objection from the Executive, the Escrow Agent shall be entitled to retain the Escrow Fund until the receipt of a final determination of the arbitration proceeding or the receipt of a written agreement between Cendant and the Executive. The Escrow Agent shall then deliver the Escrow Fund in accordance with such final determination or the written agreement of the parties.

     FOURTH: A. Cendant agrees to reimburse the Escrow Agent for the reasonable fees, expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder. The Escrow Agent shall be paid an annual fee by Cendant. Such fee arrangement shall be set forth in a separate agreement between Cendant and the Escrow Agent.

     B. The Escrow Agent undertakes to perform only such duties as are specifically set forth in this Escrow Agreement. All of such duties are purely ministerial in nature and the Escrow Agent may conclusively rely and shall be protected in acting or refraining from acting on any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party duly authorized and to do so, including, without limitation, the notices referred to in ARTICLE FIFTH hereof. The Escrow Agent shall have no responsibility for the contents of any such writing contemplated hereby and may rely upon the contents thereof without liability.

     C. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized hereby or within the rights and powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, or in accordance with the advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistake of fact or error of judg ment of for any acts or omissions of any kind.

     D. Cendant hereby agrees to indemnify the Escrow Agent and hold it harmless from and against, and agrees to reimburse the Escrow Agent for, any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees, incurred by it in connection with its duties hereunder.

     FIFTH: All notices hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested; if intended for Cendant be addressed to it, attention of its Senior Executive Vice President and General Counsel, at 6 Sylvan Way, Parsippany, New Jersey 07054, or at such other address of which Cendant shall have given notice to the Executive and the Escrow Agent in the manner herein provided;

if intended for the Executive, shall be mailed to him at 941 Ponus Ridge Road, New Canaan, Connecticut 06840, or at such other address of which the Executive shall have given notice to Cendant and the Escrow Agent in the manner herein provided; if intended for the Escrow Agent be addressed to it, attention of _____________, at 85 Challenger Road, Ridgefield Park, NJ 07660, or at such other address and/or to the attention of such other person of which the Escrow Agent shall have given notice to Cendant and the Executive in the manner herein provided.

     SIXTH: This Escrow Agreement constitutes the entire understanding among the parties with respect to the matters referred to herein and no waiver or modifi cation to the terms hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth. All prior and contemporaneous agree ments and understandings between the parties with respect to the subject matter of this Escrow Agreement are superseded by this Escrow Agreement.

     SEVENTH: Cendant and the Executive may terminate the Escrow Agreement and/or the services of the Escrow Agent by mutual written consent and may appoint by mutual written consent a successor Escrow Agent.

     EIGHTH: This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, administrators, executors, personal representatives and successors and assigns and in the event the Escrow Agent resigns or is replaced following the execution of this Escrow Agreement, shall apply to any successor Escrow Agent; provided, however, that none of the parties hereto may assign any of its or his rights or obligations hereunder other than by operation of law.

     NINTH: This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.


                                    CENDANT CORPORATION


                                    By:
                                           Name:
                                           Title:


                                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                    By:
                                           Name:
                                           Title:





                                    WALTER A. FORBES

                                                                       EXHIBIT I


I.       Policies Issued by Guardian Life Insurance Company

         2913144

         3023808

         3001153

II.      Policies Issued by Security Mutual Life Insurance

         1046438

         1071502

III.     Policies Issued by Canada Life

         2633-125

                                                                      EXHIBIT II

                                    Exhibit A

                             To Employment Agreement

                             Covenant Not To Compete


     In accordance with the terms of Paragraph F. of Section IV of this Agreement, the Executive agrees that from the Effective Date until the later of
(i) the date the Executive attains age sixty (60) or (ii) two years from the date of retirement from the Company, the Executive shall not, without the prior written approval of the Board of Directors of the Company, directly or indirectly become an officer or director of, or become employed by, or render advisory or other services to, or make any financial investment in, any firm, corporation or business enterprise directly or indirectly competi tive with any of the business operations or activities of the Company.

     Nothing contained in this Covenant to Compete shall prohibit or restrict the Executive from making any investment in a corporation or other entity whose securities are listed on a United States or Canadian securities exchange or actively traded in the over-the-counter market, so long as such investment does not give the Executive the right to control or influence the policy decisions of any business operations or activities which are, directly or indirectly, in competition with any of the business operations or activities of the Company.

     The foregoing restrictions shall apply to the United States. It is intended that the foregoing sentence shall be severable and shall apply separately and distinctly to each of the said states of the United States and within such states to each of the counties and municipalities therein with the same force and effect as though the said covenant was separately expressed with respect to each state, county and municipality.

     If a court finds any provision under this Covenant Not To Compete to be unreasonable, the parties authorize the court to reformulate the provisions so that they would be deemed reasonable.

     By execution of this Exhibit A to this Employment Agreement dated January 1, 1987, as amended effective as of January 1, 1991, January 1, 1993, October 1, 1993 and June 1, 1994, the Executive declares that the territorial and time limitations under this Covenant Not To Compete are reasonable and are properly required for the adequate protection of the Company.

                                                 ____________________
                                                 Walter A. Forbes

                                                 ____________________
                                                 CUC International Inc.

                                                                    ANNEX C
                     General Form of Director's Resignation




The Board of Directors
Cendant Corporation
6 Sylvan Way
Parsippany, New Jersey 07054


Ladies and Gentleman:

     As of the Effective Time (as defined in the Agreement, dated as of July 28, 1998, between Cendant Corporation (the "Corporation") and Walter A. Forbes), I hereby irrevocably resign as a member of the Board of Directors of the Corporation and all committees thereof.


                                                Very truly yours,


                                                ________________________

Date:  July 28, 1998

                                                                   ANNEX D
                        Resignation of Frederick D. Green




The Board of Directors
Cendant Corporation
6 Sylvan Way
Parsippany, New Jersey 07054


Ladies and Gentleman:

     Effective immediately following the adoption of a resolution of the Audit Committee of the Cendant Corporation (the "Corporation") Board of Directors approving its final report concerning the accounting irregularities at CUC International Inc. businesses as disclosed by the Corporation in a press release dated July 14, 1998 or as are being investigated by the Audit Committee as of the date hereof, I hereby irrevocably resign as a member of the Board of Directors of the Corporation and all committees thereof.


                                              Very truly yours,

                                              ________________________
                                              Frederick D. Green

Date:  July 28, 1998

                                                                     ANNEX E


                          AMENDED AND RESTATED BY-LAWS

                                       OF

                               CENDANT CORPORATION
                               (the "Corporation")

                                    ARTICLE I
                                     Offices

SECTION 1.

     The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

     The Corporation shall have offices at such other places as the Board of Directors may from time to time determine.


                                   ARTICLE II
                                  Stockholders

SECTION 1.  Annual Meeting.

     The annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such place, within or without the State of Delaware, and hour as shall be determined by the Board of Directors. The day, place and hour of each annual meeting shall be specified in the notice of annual meeting.

     The meeting may be adjourned from time to time and place to place until its business is completed.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stock holder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 2.  Special Meeting.

     Except as otherwise required by law, special meetings of the stockholders may be called only by the Chairman of the Board, the President, or the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

SECTION 3.  Stockholder Action; How Taken.

     Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

SECTION 4.  Notice of Meeting.

     Notice of every meeting of the stockholders shall be given in the manner prescribed by law.

SECTION 5.  Quorum.

     Except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the holders of not less than one-third of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, shall constitute a quorum and the act of the majority of such quorum shall be deemed the act of the stockholders.

     If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, date or time.

     If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then, except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum and all matters shall be determined by a majority of votes cast at such meeting.

SECTION 6.  Qualification of Voters.

     The Board of Directors (hereinafter sometimes referred to as the "Board") may fix a day and hour not more than sixty nor less than ten days prior to the day of holding any meeting of the stockholders as the time which the stockholders entitled to notice of and to vote at such meeting shall be determined. Only those persons who were holders of record of voting stock at such time shall be entitled to notice of and to vote at such meeting.

SECTION 7.  Procedure.

     The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the presiding officer.

     The Board shall appoint two or more Inspectors of Election to serve at every meeting of the stockholders at which Directors are to be elected.


                                   ARTICLE III
                                    Directors

SECTION 1.  Number, Election and Terms.

     The number of Directors shall be fixed from time to time by the Board of Directors but shall not be less than three. The Directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors, one class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1986, another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1987, and another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1988, with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of stockholders, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

     The term "entire Board" as used in these By-Laws means the total number of Directors which the Corporation would have if there were no vacancies.

     Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of Directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a Director of the Corporation of so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

SECTION 2.  Newly Created Directorships and Vacancies.

     Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Directors elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

SECTION 3.  Removal.

     Any Director may be removed from office, without cause, only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of Directors, voting together as a single class.

SECTION 4.  Regular Meetings.

     Regular meetings of the Board shall be held at such times and places as the Board may from time to time determine.

SECTION 5.  Special Meetings.

     Special meetings of the Board may be called at any time, at any place and for any purpose by the Chairman of the Executive Committee, the Chairman of the Board, or the President, or by any officer of the Corporation upon the request of a majority of the entire Board.

SECTION 6.  Notice of Meeting.

     Notice of regular meetings of the Board need not be given.

     Notice of every special meeting of the Board shall be given to each Director at his usual place of business, or at such other address as shall have been furnished by him for the purpose. Such notice shall be given at least twenty-four hours before the meeting by telephone or by being personally delivered, mailed, or telegraphed. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

SECTION 7.  Quorum.

     Except as may be otherwise provided by law or in these By-Laws, the presence of a majority of the Board shall be necessary and sufficient to constitute a quorum for the transac tion of business at any meeting of the Board, and the act of a majority of such quorum shall be deemed the act of the Board.

     Less than a quorum may adjourn any meeting of the Board from time to time without notice.

SECTION 8.  Participation In Meetings By Conference Telephone.

     Members of the Board, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

SECTION 9.  Powers.

     The business, property and affairs of the Corporation shall be managed by or under the direction of its Board of Directors, which shall have and may exercise all the powers of the Corporation to do all such lawful acts and things as are not by law, or by the Certificate of Incorporation, or by these By-Laws, directed or required to be exercised or done by the stockholders.

SECTION 10.  Compensation of Directors.

     Directors shall receive such compensation for their services as shall be determined by a majority of the Board provided that Directors who are serving the Corporation as officers or employees and who receive compensation for their services as such officers or employers shall not receive any salary or other compensation for their services as Directors.


                                   ARTICLE IV
                                    Officers

SECTION 1.  Number.

     (a) General. The officers of the Corporation shall be appointed or elected by the Board of Directors. The officers shall be a Chairman of the Board, a President and Chief Executive Officer, one or more Vice Chairmen of the Board, a Chief Financial Officer, a General Counsel, such number of vice presidents as the Board may from time to time determine and a Secretary. The Chairman of the Board or, in his absence or if such office be vacant, the President, shall preside at all meetings of the stockholders and of the Board. In the absence of the Chairman of the Board and the President, a Vice Chairman of the Board shall preside at all meetings of the stockholders and of the Board. Any person may hold two or more offices, other than the offices of Chairman of the Board and Vice Chairman of the Board, at the same time. Subject to this Section 1, the Chairman of the Board and the Vice Chairmen of the Board shall be chosen from among the Board of Directors, but the other officers need not be members of the Board.

     (b) Chairman of the Board. The Chairman of the Board shall be a member of the Board of Directors and shall be an officer of the Corporation.

     (c) President and Chief Executive Officer. The President and Chief Executive Officer shall be a member of the Board of Directors and an officer of the Corporation. The President and Chief Executive Officer shall be the chief executive officer of the Corporation and shall supervise, coordinate and manage the Corporation's business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the President and Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board or these By-laws, all in accordance with basic policies as established by and subject to the oversight of the Board. In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board shall be performed and the Chairman of the Board's authority may be exercised by the President and Chief Executive Officer.

     (d) Chief Financial Officer. The Chief Financial Officer shall have responsibility for the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board or these By-laws, all in accordance with basic policies as established by and subject to the oversight of the Board, the Chairman of the Board and the President and Chief Executive Officer.

     (e) General Counsel. The General Counsel shall have responsibility for the legal affairs of the Corporation and for the performance of the duties of the Secretary. The General Counsel shall perform such other duties and have such other powers as may be prescribed by the Board or these By-laws, all in accordance with basic policies as established by and subject to the oversight of the Board, the Chairman of the Board and the President and Chief Executive Officer.

SECTION 2.  Additional Officers.

     The Board may appoint such other officers, agents and employees as it shall deem appropriate. All references in these By-laws to a particular officer shall be deemed to refer to the person holding such office regardless of whether such person holds additional offices.

SECTION 3.  Terms of Office.

     All officers, agents and employees of the Corporation shall hold their respective offices or positions at the pleasure of the Board of Directors and may be removed at any time by the Board of Directors with or without cause.

SECTION 4.  Duties.

     The officers, agents and employees shall perform the duties and exercise the powers usually incident to the offices or positions held by them respectively, and/or such other duties and powers as may be assigned to them from time to time by the Board of Directors or the Chief Executive Officer.

                                    ARTICLE V
                      Committees of the Board of Directors

SECTION 1.  Designation.

     The Board of Directors of the Corporation shall have the following committees:

     (a) An Executive Committee consisting of not less than three Directors may be elected by a majority vote of the Board to serve until the Board shall otherwise determine. The Executive Committee shall have and may exercise all of the powers of the Board of Directors when the Board is not in session, including the power to authorize the issuance of stock, except that the Executive Committee shall have no power to (i) alter, amend or repeal these By-Laws or any resolution or resolutions of the Board of Directors; (ii) declare any dividend or make any other distribution to the stockholders of the Corporation; (iii) appoint any member of the Executive Committee; or (iv) take any other action which legally may be taken only by the Board. The Executive Committee shall also act as the nominating committee, nominating persons for election as Directors. Subject to the classification of Directors provided for under Section 1 of
Article III and until such time as all claims and causes of actions relating to the Accounting Issues (as defined in Section 1(d) of this Article V) have been settled, adjudicated or otherwise disposed of pursuant to a final determination that is no longer subject to appeal or review, (x) the Executive Committee shall nominate for election as Directors Craig R. Stapleton and Robert P. Rittereiser or such alternate candidates as designated by Messrs. Stapleton and Rittereiser who are not reasonably objected to by the Executive Committee (collectively, the "CUC Directors") and (y) in the event that any one or more of Mr. Stapleton, Mr. Rittereiser or Carole Hankin are not elected, resign or are removed as Directors, then the Board will replace that individual(s) with an alternate Director as designated by the remaining individuals specified above who are not reasonably objected to by the Board. In addition, the Executive Committee shall nominate Carole Hankin for election as a Director at the Corpora tion's 1998 Annual Meeting of Stockholders for a term of three years. The Chairman of the Board will also serve as Chairman of the Executive Committee. Each resolution of the Executive Committee will require approval by a majority of the members of such Committee.

     (b) A Compensation Committee consisting of not less than three Directors may be elected by a majority vote of the Board to serve until the Board shall otherwise determine. The Compensation Committee will have the following powers and authority: (i) determining and fixing the compensation for all senior officers of the Corporation and those of its subsidiaries that the Compensation Committee shall from time to time consider appropriate, as well as all employees of the Corporation and its subsidiaries compensated at a rate in excess of such amount per annum as may be fixed or determined from time to time by the Board;
(ii) performing the duties of the committees of the Board provided for in any present or future stock option, incentive compensation or employee benefit plan of the Corporation or, if the Compensation Committee shall so determine, any such plan of any subsidiary; and (iii) reviewing the operations of and policies pertaining to any present or future stock option incentive compensation or employee benefit plan of the Corporation or any subsidiary that the Compensation Committee shall from time to time consider appropriate. Each resolution of the Compensation Committee will require approval by a majority of the members of such committee.

     (c) An Audit Committee consisting of not less than four Directors may be elected by a majority vote of the Board to serve until the Board shall otherwise determine. The Audit Committee will have the following powers and authority: (i) employing independent public accountants to audit the books of account, accounting procedures, and financial statements of the Corporation and to perform such other duties from time to time as the Audit Committee may prescribe; (ii) receiving the reports and comments of the Corporation's internal auditors and of the independent public accountants employed by the Audit Committee and to take such action with respect thereto as may seem appropriate;
(iii) requesting the Corporation's consolidated subsidiaries and affiliated companies to employ independent public accountants to audit their respective books of account, accounting procedures, and financial statements; (iv) requesting the independent public accountants to furnish to the Compensation Committee the certifications required under any present or future stock option, incentive compensation or employee benefit plan of the Corporation; (v) reviewing the adequacy of internal financial controls; (vi) approving the accounting principles employed in financial reporting; (vii) approving the appointment or removal of the Corporation's general auditor; and (viii) reviewing the accounting principles employed in financial reporting. Each resolution of the Audit Committee will require approval by a majority of the members of such committee. Notwithstanding the foregoing, there will be no changes in the composition of the Audit Committee prior to the date of the adoption of a resolution of the Audit Committee approving its final report concerning the Accounting Issues (as defined in Section 1(d)).

     (d) A Litigation Committee shall consist of no more than four Directors as determined by a majority vote of the Board, subject to the provisions of Section 3(d) of this Article V. The Litigation Committee will have (i) full and exclusive power and authority to determine whether the prosecution of any pending or threatened stockholder derivative actions arising from or related to the accounting issues at CUC International Inc. businesses as disclosed by the Corporation in a press release dated July 14, 1998 or as are being investigated by the Audit Committee as of July 28, 1998 (the "Accounting Issues") are or would be in the best interests of the Corporation; and (ii) full and exclusive power and authority to initiate, maintain or settle on behalf of the Corporation any direct action by the Corporation against any present or former Director (whether sued as a director or as an officer) arising from or related to the Accounting Issues. Each resolution of the Litigation Committee will require approval by a majority of the entire committee; provided that, in the event that only two members of the Litigation Commit tee (or one member in the event the size of the Committee shall have been reduced to two) (such members, the "Approving Members") shall have voted to approve and authorize a settlement of an action contemplated by clause (ii) above against any defendant or defendants, independent legal counsel mutually acceptable to the Approving Members, on the one hand, and the other member(s) of the Litigation Committee, on the other hand, shall be appointed to determine whether such settlement shall be approved and such counsel's determination shall be binding upon the Litigation Committee. Unless a majority of the Litigation Committee votes to support or permit (by taking a position of neutrality) the continuation and/or prosecution of a derivative lawsuit by a shareholder, the Litigation Committee will be deemed to have voted that the prosecution or continuation of such pending or threatened stockholder derivative action is not in the best interests of the Corporation. The Litigation Committee shall be authorized to retain independent counsel. All persons who were Directors on the date of adoption of the By- Laws embodied in Sections 1(a) and
(d) of this Article V shall have the right to enforce compliance with this By-Law.


SECTION 2.  Meetings; Notice.

     Regular meetings of committees shall be held at such times and places as the Board or the committee in question may from time to time determine. Special meetings of any committee may be called at any time, at any place and for any purpose by the Chairman of such commit tee, the Chairman of the Board, or the President, or by any officer of the Corporation upon the request of a majority of the members of such committee. Notice of regular meetings of the committees need not be given. Notice of every special meeting of any committee shall be given to each member at his usual place of business, or at such other address as shall have been furnished by him for the purpose. Such notice shall be given at least twenty-four hours before the meeting by telephone or by being personally delivered, mailed, or telegraphed. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

SECTION 3.  Committee Members; Board of Director Nominations.

     (a) Each member of any committee of the Board shall hold office until such member's successor is elected and has qualified, unless such member sooner dies, resigns or is removed.

     (b) Subject to Section 3(d) of this Article V, the Board may remove a director from a committee or change the chairmanship of a committee by resolution adopted by a majority of the Board.

     (c) Subject to Section 3(d) of this Article V, the Board may designate one or more Directors as alternate members of any committee to fill any vacancy on a committee and to fill a vacant chairmanship of a committee, occurring as a result of a member or chairman leaving the committee, whether through death, resignation, removal or otherwise. Any such designa tion may be made or amended by the affirmative vote of a majority of the Board.

     (d) The Board shall designate the members of the Litigation Committee in accordance with the following: The members of the Litigation Committee shall consist of an equal number of CUC Directors and directors other than the CUC Directors (the "Non-CUC Directors"). In the event that a CUC Director serving on the Litigation Committee shall no longer serve as a member of such committee, then a Non-CUC Director serving on the Litigation Committee shall immediately resign as a member of the Litigation Committee and no action shall be taken by the Litigation Committee prior to the resignation of such Non-CUC Director. In the event that there is only one CUC Director serving on the Litigation Committee and such person shall cease serving as a member of such committee (whether because of resignation, removal or failure to be reelected as a Director by the stockholders of the Corporation), to the extent consistent with Delaware law and the Certificate of Incorporation, then such CUC Director shall be replaced on the Litigation Committee by a person who at the time of such replacement is a Director designated by Carole G. Hankin and Christopher K. McLeod or their successors appointed or elected pursuant to
Section 1(a) of this Article V to the extent they are serving as Directors (such person thereinafter to be deemed a CUC Director). No CUC Director who is a member of the Litigation Committee may be removed from the Litigation Committee.

SECTION 4.  Amendments.

     Notwithstanding anything contained in these By-Laws or the Certificate of Incorpora tion to the contrary and in addition to any other requirement set forth herein and therein, until the earlier of July 28, 2004 or such time as all litigation relating to the Accounting Issues has been settled, adjudicated or otherwise disposed of pursuant to a final determination that is no longer subject to appeal or review, the affirmative vote of a majority of the Litigation Committee shall be required for the Board to amend, modify or repeal, or adopt any provision inconsistent with, the provisions of Section 1 (a), (c) or (d) or 3(d) of this Article V or this Section 4 and the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required for stockholders to amend, modify or repeal, or adopt any provision inconsistent with, the provisions of Section 1(a), (c) or
(d) or 3(d) of this Article V or this Section 4.

                                   ARTICLE VI
              Indemnification of Directors, Officers and Employees

SECTION 1. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation.

     Subject to Section 3 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

SECTION 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.

     Subject to Section 3 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon applica tion that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

SECTION 3.  Authorization of Indemnification.

     Any indemnification under this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnifica tion of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI, as the case may be. Such determination shall be made (i) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or
(ii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion or (iii) by the stockholders. Notwithstanding the foregoing, with respect to any request for indemnification arising out of or relating to the Accounting Issues, it will be presumed that indemnification is proper and appropriate, and any disagreement concerning indemnification of any person who resigned from the Board pursuant to a resignation dated

     July 28, 1998 shall be resolved by independent legal counsel, reasonably acceptable to either Mr. Rittereiser or Mr. Stapleton (whoever was the last of the two to cease being a director), on the one hand, and the General Counsel of the Corporation, on the other hand, in a written opinion. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

SECTION 4.  Good Faith Defined.

     For purposes of any determination under Section 3 of this Article VI, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enter prise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI, as the case may be.

SECTION 5.  Indemnification by a Court.

     Notwithstanding  any  contrary  determination  in the  specific  case under
Section 3 of this Article VI, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VI. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in
Section 1 or 2 of this Article VI, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VI nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

SECTION 6.  Expenses Payable in Advance.

     Expenses incurred by a current or former director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI. Any disagreement concerning the foregoing expense advance ment provisions shall be resolved in a summary proceeding as expeditiously as possible.

SECTION 7.  Nonexclusivity of Indemnification and Advancement of Expenses.

     The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorpora tion, any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VI shall be made to the fullest extent permitted by law. The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not specified in
Section 1 or 2 of this Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

SECTION 8.  Insurance.

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI.

SECTION 9.  Certain Definitions.

     For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VI, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

SECTION 10.  Survival of Indemnification and Advancement of Expenses.

     The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.



SECTION 11.  Limitation on Indemnification.

     Notwithstanding anything contained in this Article VI to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

SECTION 12.  Indemnification of Employees and Agents.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VI to Directors and officers of the Corporation.


                                   ARTICLE VII
                                      Seal


SECTION 1.

     The Corporate seal shall bear the name of the Corporation and the words "Corporate Seal, Delaware."


                                  ARTICLE VIII
                                   Amendments

SECTION 1.  Amendments of By-Laws.

     Subject to the provisions of the Certificate of Incorporation and the provisions of these By-Laws, these By-Laws may be altered, amended or repealed at any regular meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by the vote of a majority of the shares outstanding and entitled to vote at such meeting; provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Delaware, the provisions of Certificate of Incorporation and the provisions of these By-Laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend these By-Laws, or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.